SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 1, 2007
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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                   (Exact name of registrant as specified in its charter)


         Delaware                     0-50066                        48-1175170
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(State or other jurisdiction        (Commission                    (IRS Employer
     of incorporation)              File Number)             Identification No.)


610 Alamo Pintado Road, Solvang, California                                93463
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(Address of principal executive offices)                              (Zip Code)

                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Table of Contents
Item 8.01    Other Events
Item 9.01    Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 8.01    Other Events

     On November 1, 2007, Harrington West Financial Group, Inc. (the "Company") announced by press release its Board of Directors reauthorized the repurchase of up to 200,000 of HWFG's shares from time to time as market conditions may warrant. These shares will be purchased in open market or privately negotiated transactions. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     The following exhibits are included with this Report:

             Exhibit 99.1    Press Release dated November 1, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HARRINGTON WEST FINANCIAL GROUP, INC.


                                       By: /s/ Craig J. Cerny
                                           -----------------------------
                                           Craig J. Cerny
                                           Chairman of the Board and
                                           Chief Executive Officer


Date: November 1, 2007